THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N

Lincoln ChoicePlus AssuranceSM (Prime)

Prospectus Supplement dated November 10, 2025 to the
Summary Prospectus for New Investors dated May 1, 2025

This supplement discusses changes to your variable annuity summary prospectus. All other provisions in your prospectus, as supplemented, remain unchanged.
Benefits Available Under Your Contract – Living Benefit Riders.
Beginning February 17, 2026, the following options of the Lincoln ProtectedPay® Lifetime Income Suite will no longer be available for election by any contractowner (including existing contractowners):

•	Lincoln ProtectedPay Secure Core®
•	Lincoln ProtectedPay Secure Core® and Estate LockSM
•	Lincoln ProtectedPay Secure Plus®
•	Lincoln ProtectedPay Secure Max®
Additionally, beginning February 17, 2026, i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is only available if you are transitioning from a Prior Rider.
Please note that all riders discussed in this supplement may not be available under your contract. You can obtain additional information by contacting your registered representative, online at www.lfg.com/vaprospectus, or by sending an email request to CustServSupportTeam@lfg.com.

Please retain this supplement for future reference.